UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2006

LEINER HEALTH PRODUCTS INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	333-118532 (Commission File Number)	95-3431709 (IRS Employer Identification Number)

901 East 233rd Street, Carson, California	90745
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 835-8400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2006, Leiner Health Products Inc. (the “Company”) issued a press release announcing the appointment of Kevin McDonnell as Executive Vice President and Chief Financial Officer of the Company effective July 17, 2006.

Mr. McDonnell, age 44, was previously the Chief Financial Officer of Memorex Corporation from 2004 to June 2006. Prior to that, Mr. McDonnell was Chief Financial Officer and Senior Vice President of Catalytic Solutions Inc. from 2002 to 2004, and Chief Financial Officer and Senior Vice President of Digital Insight Corporation from 1999 to 2002.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this current report on Form 8-K.

(c)	Exhibits

	99.1	Press Release dated July 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEINER HEALTH PRODUCTS INC.

By:	/s/ Kevin McDonnell
Kevin McDonnell
Executive Vice President and Chief Financial Officer

Date: July 20, 2006